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STATEMENT OF ADDITIONAL INFORMATION SUPPLEMENT DATED NOVEMBER 19, 2008

THE PURPOSE OF THIS SUPPLEMENT IS TO PROVIDE YOU WITH CHANGES TO THE CURRENT STATEMENT OF ADDITIONAL INFORMATION FOR CLASS A, B, C, R, Y, INVESTOR, AND INSTITUTIONAL CLASS SHARES, AS APPLICABLE, OF EACH OF THE FUNDS LISTED BELOW:

AIM CHINA FUND
AIM DEVELOPING MARKETS FUND
AIM GLOBAL HEALTH CARE FUND
AIM INTERNATIONAL TOTAL RETURN FUND
AIM JAPAN FUND
AIM LIBOR ALPHA FUND
AIM TRIMARK ENDEAVOR FUND
AIM TRIMARK FUND
AIM TRIMARK SMALL COMPANIES FUND

The following information replaces in its entirety the information appearing under the heading "DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS - INVESTMENT STRATEGIES AND RISKS - DEBT INVESTMENTS" on page 8 of the Statement of Additional Information:

"U.S. GOVERNMENT OBLIGATIONS. Each Fund may invest in U.S. Government obligations. Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury, as well as "stripped" or "zero coupon" U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their "face value," and may exhibit greater price volatility than interest-bearing securities because investors receive no payment until maturity.

          Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the right of the issuer to borrow from the U.S. Treasury.

          On September 6, 2008, the Federal Housing Finance Agency ("FHFA") placed FNMA and Federal Home Loan Mortgage Corporation ("FHLMC") into conservatorship, and FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC. The U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise; this agreement contains various covenants that severely limit each enterprise's operation. The U.S. Treasury also announced the creation of a new secured lending facility that is available to FNMA and FHLMC as a liquidity backstop and announced the creation of a temporary program to purchase mortgage-backed securities issued by FNMA and FHLMC. FHFA has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA's appointment if FHFA determines that performance of the contract is burdensome and the repudiation of the contract promotes the orderly administration of FNMA's or FHLMC's affairs. FHFA has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC. FHFA also has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent, although FHFA has stated that is has no present intention to do so. In addition, holders of mortgage-backed securities issued by FNMA and FHLMC may not enforce certain rights related to such securities against FHFA, or the enforcement of such rights may be delayed, during the conservatorship.

          Other obligations of certain agencies and instrumentalities of the U.S. Government, such as the Federal Farm Credit Bureau ("FFCB"), are supported only by the credit of the instrumentality. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer were to default, the Funds holding securities of such issuer might not be able to recover their investment from the U.S. Government."

The following information replaces in its entirety the information relating to Sidney M. Dilgren appearing under the heading "TRUSTEES AND OFFICERS - OTHER OFFICERS" in Appendix C of the Statement of Additional Information. Sidney M. Dilgren resigned as Vice President, Treasurer and Principal Financial Officer effective September 30, 2008. The following table reflects information as of October 1, 2008:

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
                                                                                              OTHER
                            TRUSTEE                                                     TRUSTEESHIP(S)/
 "NAME, YEAR OF BIRTH AND    AND/OR                                                     DIRECTORSHIPS(S)
POSITION(S) HELD WITH THE   OFFICER                                                         HELD BY
          TRUST              SINCE      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS     TRUSTEE/DIRECTOR
-------------------------   -------   -----------------------------------------------   ----------------
OTHER OFFICERS

Sheri Morris - 1964           1999    Vice President, Treasurer and Principal           N/A"
Vice President, Treasurer             Financial Officer, The AIM Family of Funds(R);
and Principal Financial               Assistant Vice President, Invesco Aim Advisors,
Officer                               Inc., Invesco Aim Capital Management, Inc. and
                                      Invesco AIM Private Asset Management Inc.

                                      Formerly: Assistant Vice President and
                                      Assistant Treasurer, The AIM Family of Funds(R)

The following information replaces in its entirety Table 1 appearing under the heading "DESCRIPTION OF COMPENSATION STRUCTURE" on page H-4 of the Statement of Additional Information:


"Table 1

SUB-ADVISOR                                               PERFORMANCE TIME PERIOD(2)
-------------------------------------------------------   ---------------------------------------------------
Invesco Aim(3)
Invesco Institutional (Except Invesco Real Estate U.S.)   One-, Three- and Five-year performance against Fund
Invesco Global                                            peer group.
Invesco Australia
Invesco Deutschland

Invesco Institutional - Invesco Real Estate U.S.          N/A

Invesco Senior Secured                                    N/A

Invesco Trimark(3)                                        One-year performance against Fund peer group.

                                                          Three- and Five-year performance against entire
                                                          universe of Canadian funds.

Invesco Hong Kong(3)
Invesco Asset Management                                  One- and Three-year performance against Fund peer
                                                          group.

Invesco Japan                                             One-, Three- and Five-year performance against the
                                                          appropriate Micropol benchmark.

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(2)  Rolling time periods based on calendar year end.

(3) Portfolio Managers may be granted a short-term award that vests on a pro-rata basis over a three year period and final payments are based on the performance of eligible funds selected by the manager at the time the award is granted."